                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                             Stock Index Portfolio
                                Value Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               4  Principal Risks
               6  Evaluating Performance

              16  HOW THE PORTFOLIOS INVEST
              16  Investment Objectives and Policies
              16  Conservative Balanced Portfolio
              17  Diversified Bond Portfolio
              18  Equity Portfolio
              19  Flexible Managed Portfolio
              21  Global Portfolio
              21  High Yield Bond Portfolio
              22  Jennison Portfolio
              23  Money Market Portfolio
              25  Stock Index Portfolio
              25  Value Portfolio
              26  OTHER INVESTMENTS AND STRATEGIES
              27  ADRs
              27  Convertible Debt and Convertible Preferred Stock
              27  Derivatives
              27  Dollar Rolls
              27  Equity Swaps
              27  Forward Foreign Currency Exchange Contracts
              27  Futures Contracts
              28  Interest Rate Swaps
              28  Joint Repurchase Account
              28  Loans and Assignments
              28  Mortgage-related Securities
              28  Options
              29  Real Estate Investment Trusts
              29  Repurchase Agreements
              29  Reverse Repurchase Agreements
              29  Short Sales
              29  Short Sales Against-the-Box
              29  When-Issued and Delayed Delivery Securities
              30  HOW THE FUND IS MANAGED
              30  Board of Directors
              30  Investment Adviser
              30  Investment Sub-Advisers
              31  Portfolio Managers
              35  HOW TO BUY AND SELL SHARES OF THE FUND
              35  Net Asset Value
              37  Distributor

--------------------------------------------------------------------------------

                     37  OTHER INFORMATION
                     37  Federal Income Taxes
                     37  Monitoring for Possible Conflicts
                     37  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 14. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2nd quarter of 1997)
WORST QUARTER: (6.03)% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                - 2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index*** - 2.22%  8.81%    9.81%
Lipper Average****                            - 2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)
WORST QUARTER: -15.58% (3rd quarter of 2001)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                         SINCE
                                                                       CLASS II
                                                                       INCEPTION
                                              1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                              ------- ------- -------- ---------
Class I shares                                -11.18%  7.06%   12.09%     --
Class II shares                               -11.57%   --       --     -3.75%
S&P 500**                                     -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                      -20.42%  8.27%   10.79%     --
Lipper Average****                            -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares            - 5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index*** - 4.00%  9.26%   10.52%
               Lipper Average****        - 5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR 5 YEARS 10 YEARS
                                              ------ ------- --------
          Class I shares                      -0.44%  1.28%   6.64%
          Lehman High Yield Index**            5.28%  3.11%   7.58%
          Lipper Average***                    1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

Annual Returns* (Class I shares)

1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%           --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%        -  8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%           --
Lipper Average****              -21.88%  8.75%     12.70%           --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000    2001
----    ----    ----    ----    ----     ----    ----     ----    ----    ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%   4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                           - 2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***           - 5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                            - 5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average**** - 0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of March 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Conservative Balanced...................           0.55
Diversified Bond........................           0.40
Equity..................................           0.45
Flexible Managed........................           0.60
Global..................................           0.75
High Yield Bond.........................           0.55
Jennison (formerly, Prudential Jennison)           0.60
Money Market............................           0.40
Stock Index.............................           0.35
Value...................................           0.40

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio and the Jennison Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, High Yield Bond, Money Market, and Stock Index Portfolios manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative

Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment

Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001):  $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.-

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                             Conservative Balanced Portfolio
                                                   --------------------------------------------------
                                                                       Year Ended
                                                                      December 31,
                                                   --------------------------------------------------
                                                      2001       2000      1999      1998      1997
                                                   --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year................ $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                   --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income.............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments...................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                   --------   --------   --------  --------  --------
   Total from investment operations...............    (0.31)     (0.06)      0.99      1.71      2.02
                                                   --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income..............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains.............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains.....       --         --      (0.03)       --        --
                                                   --------   --------   --------  --------  --------
   Total distributions............................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                   --------   --------   --------  --------  --------
Net Asset Value, end of year...................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                   ========   ========   ========  ========  ========
Total Investment Return:(a).......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............. $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses.........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income............................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate...........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                               Diversified Bond Portfolio
                                                   -------------------------------------------------
                                                                       Year Ended
                                                                      December 31,
                                                   -------------------------------------------------
                                                     2001       2000        1999      1998     1997
                                                   --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year................ $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                   --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income.............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments......................................     0.12      0.26       (0.75)      0.08    0.11
                                                   --------  --------    --------   --------  ------
   Total from investment operations...............     0.79      1.03       (0.08)      0.77    0.91
                                                   --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income..............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains.............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                   --------  --------    --------   --------  ------
   Total distributions............................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                   --------  --------    --------   --------  ------
Net Asset Value, end of year...................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                   ========  ========    ========   ========  ======
Total Investment Return(a)........................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............. $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses.........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income............................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate...........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                 2001      2000      1999      1998      1997      2001     2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2001       2000      1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                            2001       2000      1999      1998    1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                            2001     2000    1999     1998    1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                              ----------

                                              ----------


                                              ----------
                                                 2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                 2000       1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F4

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2001       2000      1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                             2001      2000      1999       1998      1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.


                                      F5

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

--------------------------------------------------------------------------------

            [LOGO]
            The Prudential Insurance Company of America  PRESORTED
            751 Broad Street                              STANDARD
            Newark, NJ 07102-3777                       U.S. POSTAGE
                                                            PAID
                                                        PERMIT 8048
                                                           NY, NY

PSF1